UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2006

                              ADZONE RESEARCH, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 22, 2006, our Board of Directors removed Jeffrey Hale as our Chief Executive Officer and President and Terry Kent as our Chief Operating Officer. In addition, our Board of Directors appointed Charles Cardona, our Principal Accounting Officer and Chairman of the Board, as our Chief Executive Officer, and John Cardona, Vice Chairman of the Board, as our President and Chief Operating Officer. There are no understandings or arrangements between Charles Cardona and John Cardona and any other person pursuant to which Charles Cardona and John Cardona were selected as officers of our company. John Cardona is the brother of Charles Cardona.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits.

      None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AdZone Research, Inc.


Date: August 22, 2006                     /s/ Charles Cardona
                                          --------------------------------------
                                          Charles Cardona
                                          Chief Executive Officer